Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 1Q24 GAAP and Core EPS of $0.12 and $0.14, Respectively; Excellent Quality Driven by Low Risk Credit Profile

“We take pride in what we believe is our low risk credit profile that has performed well over our 95-year history. While there have been increased concerns about commercial real estate loans, especially New York City office and rent regulated multifamily exposure, hallmarks of our risk averse credit culture are demonstrated by only $4,000 of net charge-offs, 24 bps of 30-89 day delinquencies to gross loans, and decreased criticized and classified loans of 23% and flat NPAs during 1Q24. The drivers of this excellent credit performance are centered in our conservative underwriting with 89% of the portfolio secured by real estate, average LTV ratios of less than 36%, multifamily and investor commercial real estate weighted average DCRs of 1.8x, and strong sponsor support. Our exposure to New York City office buildings is very low - approximately 0.5% of total loans, all of which are performing. Our multifamily portfolio has only 18 bps of NPLs, 41 bps of 30-89 day delinquencies, and 54 bps of criticized and classified loans. Additionally, over 99% of our real estate loans that repriced in 1Q24 are current. Our conservative lending profile has served us well. We believe the foundation for our long-term success is pillared by our four areas of focus, which include 1) increasing NIM and reducing volatility; 2) maintaining credit discipline; 3) preserving strong liquidity and capital; and 4) bending the expense curve. While there is more work to do, we continue to make progress and are committed to achieving these goals.”

- John R. Buran, President and CEO

UNIONDALE, N.Y., April 23, 2024 – Growth in Average Deposits; GAAP and Core NIM Compress. The Company reported first quarter 2024 GAAP and Core EPS of $0.12 and $0.14, respectively, compared to $0.13, and $0.06, respectively, a year ago. 1Q24 GAAP and Core NIM were both 2.06%, down 21 bps and 19 bps YoY, and 23 bps and 25 bps QoQ, respectively. Absent episodic items[1], the NIM was 2.01% in 1Q24 compared to 2.21% a year ago and 2.14% in the prior quarter. The expected NIM compression was driven by CD repricing, the absence of loan originations that met both our underwriting and pricing criteria, and increased cash from deposit growth. Average total deposits increased 4.0% YoY and 2.9% QoQ,

Credit Quality Improves; Capital Remains Solid. Criticized and classified loans to loans declined to 0.87% in 1Q24, compared to 1.11% in 4Q23, while nonperforming assets to total assets decreased to 53 bps compared to 54 bps in 4Q23. Net charge-offs were only $4,000 in 1Q24. Capital continues to be sound with TCE/TA2 of 7.40% at 1Q24 compared to 7.64% at 4Q23.

Key Financial Metrics[3]

	1Q24	4Q23	3Q23	2Q23	1Q23
GAAP:
EPS	$0.12	$0.27	$0.26	$0.29	$0.13
ROAA (%)	0.17	0.38	0.37	0.41	0.19
ROAE (%)	2.20	4.84	4.64	5.16	2.37
NIM FTE[3] (%)	2.06	2.29	2.22	2.18	2.27
Core:
EPS	$0.14	$0.25	$0.25	$0.26	$0.06
ROAA (%)	0.20	0.35	0.36	0.37	0.09
ROAE (%)	2.58	4.51	4.49	4.70	1.11
Core NIM FTE (%)	2.06	2.31	2.13	2.17	2.25
Credit Quality:
NPAs/Loans & OREO (%)	0.68	0.67	0.56	0.58	0.61
ACLs/Loans (%)	0.60	0.58	0.57	0.57	0.56
ACLs/NPLs (%)	164.13	159.55	225.38	207.08	182.89
NCOs/Avg Loans (%)	-	-	-	0.09	0.54
Balance Sheet:
Avg Loans ($B)	$6.8	$6.9	$6.8	$6.8	$6.9
Avg Dep ($B)	$7.1	$6.9	$6.8	$6.9	$6.8
Book Value/Share	$23.04	$23.21	$23.06	$23.14	$22.80
Tangible BV/Share	$22.39	$22.54	$22.39	$22.47	$22.14
TCE/TA (%)	7.40	7.64	7.56	7.70	7.72

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.

1 Episodic items include prepayment penalty income, customer swap termination fees, net reversals and recovered interest from nonaccrual loans, net gain/loss from fair value on qualifying hedges, and purchase accounting adjustments 2 Tangible Common Equity (“TCE”)/Total Assets (“TA”) 3 See “Reconciliation of GAAP Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 4 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

1Q24 Highlights
●
Net interest margin FTE decreased 21 bps YoY and 23 bps QoQ to 2.06%; Core net interest margin FTE decreased 19 bps YoY and 25 bps QoQ to 2.06%; absent prepayment penalty income, customer swap termination fees, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion the NIM was 2.01% in 1Q24 compared to 2.21% in 1Q23 and 2.14% in 4Q23.
●
Average total deposits increased 4.0% YoY and 2.9% QoQ to $7.1 billion; Average noninterest bearing deposits were 11.8% of total average deposits compared to 13.2% in 1Q23 and 12.7% in 4Q23. Average CDs were $2.4 billion, up 43.3% YoY and 2.8% QoQ; During March and April, new CD rates were lowered across most products.
●
Period end net loans decreased 1.2% YoY and QoQ to $6.8 billion; Loan closings were $130.0 million down 25.1% YoY and 46.8% QoQ; The yields on closings increased 19 bps YoY, but decreased 49 bps QoQ to 7.20%; Back-to-back swap loan originations were $15.3 million compared to $121.6 million in 4Q23 and generated $0.2 million and $1.5 million of noninterest income, respectively; Loan pipeline decreased 34.6% YoY, but increased 6.7% QoQ to $173.9 million; Approximately 22% of the loan pipeline consists of back-to-back swap loans
●
NPAs increased slightly to $46.3 million from $42.2 million a year ago and from $46.2 million in the prior quarter
●
1Q24 noninterest expense includes $1.6 million of seasonal compensation expense that are not expected to repeat in 2Q24
●
Provision for credit losses was $0.6 million in 1Q24 compared to $7.5 million in 1Q23 and $1.0 million in 4Q23; Net charge-offs were $4,000 in 1Q24 compared to $9.2 million in 1Q23 and $60,000 in 4Q23
●
Tangible Common Equity to Tangible Assets was 7.40% at March 31, 2024, compared to 7.64% at December 31, 2023; Tangible book value was $22.39 compared to $22.14 a year ago

Areas of Focus
Increase NIM and Reduce Volatility
●
GAAP and Core NIM decreased as anticipated by 23 bps and 25 bps QoQ, respectively, in 1Q24
●
Absent episodic items[1], the NIM was 2.01% in 1Q24 compared to 2.14% in 4Q23
●
Remain largely interest rate neutral to a 100 bps change in rates
●
Approximately 25% of the loan portfolio consists of floating rate loans (including interest rate hedges)
●
Average noninterest bearing decreased 4.5% QoQ and accounted for 11.8% of average total deposits

Maintain Credit Discipline
●
Approximately 89% of the loan portfolio is collateralized by real estate with an average loan to value of less than 36%
●
Weighted average debt service coverage ratio is approximately 1.8x for multifamily and investor commercial real estate loans
●
NPAs are a low 53 bps of assets and criticized and classified loans are 0.87% of loans
●
Manhattan office buildings exposure is minimal at 0.5% of net loans, none of which are nonperforming

Preserve Strong Liquidity and Capital
●
Maintaining ample liquidity with $2.9 billion of undrawn lines and resources as of March 31, 2024; this increased to $3.3 billion as of April 15, 2024
●
Uninsured and uncollateralized deposits were 17% of total deposits, while uninsured deposits were 34% of total deposits
●
Total average deposits increased 4.0% YoY and 2.9% QoQ
●
Checking account openings declined 20.6% YoY in 1Q24, but remain above 1Q22 levels
●
Tangible Common Equity to Tangible Assets was 7.40% at March 31, 2024, down 24 bps QoQ Leverage ratio was 8.32% at March 31, 2024 compared to 8.47% at December 31, 2023

Bend the Expense Curve
●
GAAP noninterest expense to average assets was 1.83% in 1Q24 compared to 1.85% in 1Q23 and 1.90% in 4Q23
●
GAAP and Core noninterest expense growth was 1.9% YoY
●
1Q24 seasonal compensation expense was $1.6 million compared to $4.1 million a year ago

[1]

Episodic items include prepayment penalty income, customer swap termination fees, net reversals and recovered interest from nonaccrual loans, net gain/loss from fair value on qualifying hedges, and purchase accounting adjustments, which totaled $1.0 million or 5 bps in 1Q24 compared to $3.0 million or 15 bps in 4Q23

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	1Q24	4Q23	3Q23	2Q23	1Q23	Change	Change

Net Interest Income	$42,397	$46,085	$44,427	$43,378	$45,262	(6.3)%	(8.0)%
Provision for Credit Losses	592	998	596	1,416	7,508	(92.1)	(40.7)
Noninterest Income	3,084	7,402	3,309	5,020	6,857	(55.0)	(58.3)
Noninterest Expense	39,892	40,735	36,388	35,110	39,156	1.9	(2.1)
Income Before Income Taxes	4,997	11,754	10,752	11,872	5,455	(8.4)	(57.5)
Provision for Income Taxes	1,313	3,655	2,917	3,186	1,411	(6.9)	(64.1)
Net Income	$3,684	$8,099	$7,835	$8,686	$4,044	(8.9)	(54.5)
Diluted EPS	$0.12	$0.27	$0.26	$0.29	$0.13	(7.7)	(55.6)
Avg. Diluted Shares (000s)	29,742	29,650	29,703	30,090	30,265	(1.7)	0.3

Core Net Income[1]	$4,312	$7,546	$7,571	$7,912	$1,889	128.3	(42.9)
Core EPS[1]	$0.14	$0.25	$0.25	$0.26	$0.06	133.3	(44.0)

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income decreased YoY and QoQ.

●	Net Interest Margin FTE of 2.06% decreased 21 bps YoY and 23 bps QoQ
●	Prepayment penalty income, customer swap termination fees, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $1.0 million (5 bps to the NIM) compared to $3.0 million (15 bps) in 4Q23, $2.6 million (13 bps to the NIM) in 3Q23, $0.5 million (3 bps) in 2Q23, and $1.1 million (6 bps) in 1Q23
●	Excluding the items in the previous bullet, net interest margin was 2.01% in 1Q24, 2.14% in 4Q23, 2.09% in 3Q23, 2.15% in 2Q23, and 2.21% in 1Q23

The provision for credit losses decreased YoY and QoQ.

●	Net charge-offs (recoveries) were $4,000 (less than 1 bp of average loans) in 1Q24 compared to $60,000 in 4Q23 (less than 1 bp of average loans), $(42,000) in 3Q23 (less than (1) bp of average loans), $1.6 million in 2Q23 (9 bps of average loans), and $9.2 million in 1Q23 (54 bps of average loans)
●	1Q23 net charge-offs were primarily related to a commercial business relationship that was placed on nonaccrual in 2Q22

Noninterest income decreased YoY and QoQ.

●	Back-to-back swap loan closings of $15.3 million in 1Q24 (compared to $121.6 million in 4Q23 and none in 1Q23) and generated $0.2 million of fee income compared to $1.5 million in 4Q23
●	Net gains (losses) from fair value adjustments were $(0.8) million in 1Q24 ($(0.02) per share, net of tax), $0.9 million in 4Q23 ($0.02 per share, net of tax), $(1.2) million in 3Q23 ($(0.03) per share, net of tax), $0.3 million in 2Q23 ($0.01 per share, net of tax), and $2.6 million in 1Q23 ($0.06 per share, net of tax)
●	Life insurance proceeds were $0.7 million in 4Q23 ($0.02 per share), $23,000 in 3Q23 (less than $0.01 per share), and $0.6 million ($0.02 per share) in 2Q23
●	Absent the items in the previous two bullets and other immaterial adjustments, core noninterest income was $3.9 million in 1Q24, down 7.6% YoY and 32.4% QoQ
●	4Q23 other fee income includes net realized gains on the sale of assets and other dividends from nonqualified plans that are expected to normalize in future periods

Noninterest expense increased slightly YoY but declined QoQ.

●	Seasonal compensation expense was $1.6 million in 1Q24 compared to $4.1 million in 1Q23
●	Excluding the effects of immaterial adjustments, core operating expenses were $39.8 million in 1Q24, up 1.9% YoY, but down 0.8% QoQ
●	GAAP noninterest expense to average assets was 1.83% in 1Q24, 1.90% in 4Q23, 1.71% in 3Q23, 1.66% in 2Q23, and 1.85% in 1Q23

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Provision for income taxes decreased YoY and QoQ.

●	The effective tax rate was 26.3% in 1Q24, 31.1% in 4Q23, 27.1% in 3Q23, 26.8% in 2Q23, and 25.9% in 1Q23
●	The 4Q23 effective tax rate increased as a result of preferential tax items having a smaller impact due to higher pre-tax income than estimated in 3Q23 and 2Q23

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	1Q24	4Q23	3Q23	2Q23	1Q23	Change		Change
Averages ($MM)
Loans	$6,804	$6,868	$6,813	$6,830	$6,871	(1.0)%		(0.9)%
Total Deposits	7,081	6,884	6,819	6,900	6,810	4.0		2.9

Credit Quality ($000s)
Nonperforming Loans	$24,829	$25,172	$17,405	$18,637	$21,176	17.3%		(1.4)%
Nonperforming Assets	46,254	46,153	38,386	39,618	42,157	9.7		0.2
Criticized and Classified Loans	59,021	76,719	74,169	48,675	58,130	1.5		(23.1)
Criticized and Classified Assets	80,446	97,700	95,150	69,656	79,111	1.7		(17.7)
Allowance for Credit Losses/Loans (%)	0.60	0.58	0.57	0.57	0.56	4	bps	2	bps

Capital
Book Value/Share	$23.04	$23.21	$23.06	$23.14	$22.80	1.1%		(0.7)%
Tangible Book Value/Share	22.39	22.54	22.39	22.47	22.14	1.1		(0.7)
Tang. Common Equity/Tang. Assets (%)	7.40	7.64	7.56	7.70	7.72	(32)	bps	(24)	bps
Leverage Ratio (%)	8.32	8.47	8.51	8.54	8.56	(24)		(15)

Average loans decreased slightly YoY and QoQ.

●	Period end net loans totaled $6.8 billion, down 1.2% YoY and QoQ
●	Total loan closings were $130.0 million in 1Q24, $244.3 million in 4Q23, $241.5 million in 3Q23, $158.8 million in 2Q23, and $173.5 million in 1Q23; the loan pipeline was $173.9 million at March 31, 2024, down 34.6% YoY, but up 6.7% QoQ
●	The diversified loan portfolio is approximately 89% collateralized by real estate with an average loan-to-value ratio of <36%
●	Manhattan office buildings exposure is minimal at 0.5% of net loans with all loans performing

Average total deposits increased YoY and QoQ.

●	Average noninterest bearing deposits decreased 6.9% YoY and 4.5% QoQ and comprised 11.8% of average total deposits in 1Q24 compared to 13.2% a year ago
●	Average CDs totaled $2.4 billion, up 43.3% YoY and 2.8% QoQ; approximately $450 million of non-swapped CDs are due to mature at a rate of 4.15% in 2Q24

Credit Quality: Nonperforming loans increased YoY but declined QoQ.

●	Criticized and classified loans were 87 bps of gross loans at 1Q24 compared to 111 bps at 4Q23, 108 bps at 3Q23, 71 bps at 2Q23, and 84 bps at 1Q23
●	Allowance for credit losses were 164.1% of nonperforming loans at 1Q24 compared to 182.9% at 1Q23 and 159.5% at 4Q23

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, both increased 1.1% YoY to $23.04 and $22.39, respectively.

●	The Company paid a dividend of $0.22 per share in 1Q24; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.40% at March 31, 2024, compared to 7.72% at March 31, 2023, and 7.64% at December 31, 2023

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Wednesday, April 24, 2024, at 9:30 AM (ET) to discuss the Company’s first quarter results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=DCkbMHoc
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 7388314
●	The conference call will be simultaneously webcast and archived

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands, except per share data)	2024		2023		2023		2023		2023
Performance Ratios (1)
Return on average assets	0.17%		0.38%		0.37%		0.41%		0.19%
Return on average equity	2.20		4.84		4.64		5.16		2.37
Yield on average interest-earning assets (2)	5.32		5.39		5.19		4.84		4.61
Cost of average interest-bearing liabilities	3.83		3.68		3.52		3.15		2.80
Cost of funds	3.42		3.26		3.13		2.80		2.47
Net interest rate spread during period (2)	1.49		1.71		1.67		1.69		1.81
Net interest margin (2)	2.06		2.29		2.22		2.18		2.27
Noninterest expense to average assets	1.83		1.90		1.71		1.66		1.85
Efficiency ratio (3)	86.07		76.69		76.76		73.82		79.52
Average interest-earning assets to average interest-bearing liabilities	1.17	X	1.19	X	1.18	X	1.18	X	1.19	X

Average Balances
Total loans, net	$6,804,117		$6,867,927		$6,813,019		$6,829,648		$6,871,192
Total interest-earning assets	8,235,160		8,076,991		8,023,237		7,991,756		8,002,376
Total assets	8,707,505		8,569,002		8,505,346		8,462,442		8,468,317
Total deposits	7,081,498		6,884,037		6,819,397		6,899,617		6,810,485
Total interest-bearing liabilities	7,014,927		6,813,909		6,771,860		6,756,859		6,703,558
Stockholders' equity	669,185		669,819		675,041		672,835		683,058

Per Share Data
Book value per common share (4)	$23.04		$23.21		$23.06		$23.14		$22.80
Tangible book value per common share (5)	$22.39		$22.54		$22.39		$22.47		$22.14

Stockholders' Equity
Stockholders' equity	$669,827		$669,837		$666,521		$670,247		$672,345
Tangible stockholders' equity	650,763		650,664		647,234		650,842		652,818

Consolidated Regulatory Capital Ratios
Tier 1 capital	$734,192		$737,732		$736,744		$734,754		$736,024
Common equity Tier 1 capital	687,458		691,754		690,294		688,820		689,732
Total risk-based capital	965,796		967,627		965,532		962,784		964,270
Risk Weighted Assets	6,664,496		6,750,301		6,804,478		6,650,222		6,660,145

Tier 1 leverage capital (well capitalized = 5%)	8.32%		8.47%		8.51%		8.54%		8.56%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.32		10.25		10.14		10.36		10.36
Tier 1 risk-based capital (well capitalized = 8.0%)	11.02		10.93		10.83		11.05		11.05
Total risk-based capital (well capitalized = 10.0%)	14.49		14.33		14.19		14.48		14.48

Capital Ratios
Average equity to average assets	7.69%		7.82%		7.94%		7.95%		8.07%
Equity to total assets	7.61		7.85		7.77		7.91		7.93
Tangible common equity to tangible assets (6)	7.40		7.64		7.56		7.70		7.72

Asset Quality
Nonaccrual loans	$24,829		$23,709		$17,405		$18,637		$21,176
Nonperforming loans	24,829		25,172		17,405		18,637		21,176
Nonperforming assets	46,254		46,153		38,386		39,618		42,157
Net charge-offs (recoveries)	4		60		(42)		1,560		9,234

Asset Quality Ratios
Nonperforming loans to gross loans	0.36%		0.36%		0.25%		0.27%		0.31%
Nonperforming assets to total assets	0.53		0.54		0.45		0.47		0.50
Allowance for credit losses to gross loans	0.60		0.58		0.57		0.57		0.56
Allowance for credit losses to nonperforming assets	88.10		87.02		102.19		97.41		91.87
Allowance for credit losses to nonperforming loans	164.13		159.55		225.38		207.08		182.89
Net charge-offs (recoveries) to average loans	—		—		—		0.09		0.54

Full-service customer facilities	27		27		27		26		26

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2024	2023	2023	2023	2023
Interest and Dividend Income
Interest and fees on loans	$92,959	$95,616	$91,466	$85,377	$82,889
Interest and dividends on securities:
Interest	12,541	10,803	10,383	9,172	7,240
Dividends	33	34	33	30	29
Other interest income	3,966	2,310	2,154	1,982	1,959
Total interest and dividend income	109,499	108,763	104,036	96,561	92,117

Interest Expense
Deposits	57,865	53,284	50,066	46,249	39,056
Other interest expense	9,237	9,394	9,543	6,934	7,799
Total interest expense	67,102	62,678	59,609	53,183	46,855

Net Interest Income	42,397	46,085	44,427	43,378	45,262
Provision for credit losses	592	998	596	1,416	7,508
Net Interest Income After Provision for Credit Losses	41,805	45,087	43,831	41,962	37,754

Noninterest Income
Banking services fee income	1,394	2,824	2,636	1,780	1,411
Net gain on sale of loans	110	—	—	54	54
Net gain (loss) from fair value adjustments	(834)	906	(1,246)	294	2,619
Federal Home Loan Bank of New York stock dividends	743	658	624	534	697
Life insurance proceeds	—	697	23	561	—
Bank owned life insurance	1,200	1,173	1,157	1,134	1,109
Other income	471	1,144	115	663	967
Total noninterest income	3,084	7,402	3,309	5,020	6,857

Noninterest Expense
Salaries and employee benefits	22,113	23,359	20,346	19,690	22,562
Occupancy and equipment	3,779	3,698	3,371	3,534	3,793
Professional services	2,792	2,523	2,494	2,291	2,261
FDIC deposit insurance	1,652	1,162	912	943	977
Data processing	1,727	1,646	1,422	1,473	1,435
Depreciation and amortization	1,457	1,491	1,482	1,482	1,510
Other real estate owned/foreclosure expense	145	105	185	150	165
Other operating expenses	6,227	6,751	6,176	5,547	6,453
Total noninterest expense	39,892	40,735	36,388	35,110	39,156

Income Before Provision for Income Taxes	4,997	11,754	10,752	11,872	5,455

Provision for income taxes	1,313	3,655	2,917	3,186	1,411

Net Income	$3,684	$8,099	$7,835	$8,686	$4,044

Basic earnings per common share	$0.12	$0.27	$0.26	$0.29	$0.13
Diluted earnings per common share	$0.12	$0.27	$0.26	$0.29	$0.13
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22

Basic average shares	29,742	29,650	29,703	30,090	30,265
Diluted average shares	29,742	29,650	29,703	30,090	30,265

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2024	2023	2023	2023	2023
ASSETS
Cash and due from banks	$210,723	$172,157	$200,926	$160,053	$176,747
Securities held-to-maturity:
Mortgage-backed securities	7,850	7,855	7,860	7,865	7,870
Other securities, net	64,612	65,068	65,271	65,469	65,653
Securities available for sale:
Mortgage-backed securities	509,527	354,344	337,879	365,911	380,110
Other securities	667,156	520,409	505,784	503,645	431,818
Loans	6,821,943	6,906,950	6,896,074	6,832,425	6,904,176
Allowance for credit losses	(40,752)	(40,161)	(39,228)	(38,593)	(38,729)
Net loans	6,781,191	6,866,789	6,856,846	6,793,832	6,865,447
Interest and dividends receivable	61,449	59,018	55,660	52,911	46,836
Bank premises and equipment, net	20,102	21,273	21,302	22,182	21,567
Federal Home Loan Bank of New York stock	24,845	31,066	43,821	36,168	38,779
Bank owned life insurance	214,718	213,518	214,321	213,164	214,240
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	1,428	1,537	1,651	1,769	1,891
Right of use asset	37,631	39,557	41,404	41,526	42,268
Other assets	188,457	167,009	209,014	192,721	168,872
Total assets	$8,807,325	$8,537,236	$8,579,375	$8,474,852	$8,479,734

LIABILITIES
Total deposits	$7,253,207	$6,815,261	$6,681,509	$6,723,690	$6,734,090
Borrowed funds	671,474	841,281	1,001,010	857,400	887,509
Operating lease liability	38,674	40,822	43,067	44,402	45,353
Other liabilities	174,143	170,035	187,268	179,113	140,437
Total liabilities	8,137,498	7,867,399	7,912,854	7,804,605	7,807,389

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	260,413	264,534	264,486	263,744	262,876
Treasury stock	(101,641)	(106,070)	(105,433)	(104,574)	(97,760)
Retained earnings	546,530	549,683	548,058	546,755	544,672
Accumulated other comprehensive loss, net of taxes	(35,816)	(38,651)	(40,931)	(36,019)	(37,784)
Total stockholders' equity	669,827	669,837	666,521	670,247	672,345

Total liabilities and stockholders' equity	$8,807,325	$8,537,236	$8,579,375	$8,474,852	$8,479,734

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	29,069	28,866	28,905	28,961	29,488
Treasury shares	5,019	5,222	5,183	5,127	4,600

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2024	2023	2023	2023	2023
Interest-earning Assets:
Mortgage loans, net	$5,353,606	$5,356,112	$5,314,215	$5,308,567	$5,333,274
Commercial Business loans, net	1,450,511	1,511,815	1,498,804	1,521,081	1,537,918
Total loans, net	6,804,117	6,867,927	6,813,019	6,829,648	6,871,192
Taxable securities:
Mortgage-backed securities	462,934	426,612	436,181	448,620	457,911
Other securities, net	590,204	527,316	528,091	471,600	411,723
Total taxable securities	1,053,138	953,928	964,272	920,220	869,634
Tax-exempt securities:
Other securities	65,939	66,242	66,438	66,632	66,828
Total tax-exempt securities	65,939	66,242	66,438	66,632	66,828
Interest-earning deposits and federal funds sold	311,966	188,894	179,508	175,256	194,722
Total interest-earning assets	8,235,160	8,076,991	8,023,237	7,991,756	8,002,376
Other assets	472,345	492,011	482,109	470,686	465,941
Total assets	$8,707,505	$8,569,002	$8,505,346	$8,462,442	$8,468,317

Interest-bearing Liabilities:
Deposits:
Savings accounts	$106,212	$110,316	$115,437	$124,041	$134,945
NOW accounts	1,935,250	1,848,285	1,907,781	2,026,950	1,970,555
Money market accounts	1,725,714	1,625,453	1,584,308	1,754,574	2,058,523
Certificate of deposit accounts	2,406,283	2,340,115	2,290,669	2,046,960	1,679,517
Total due to depositors	6,173,459	5,924,169	5,898,195	5,952,525	5,843,540
Mortgagors' escrow accounts	73,822	86,592	69,525	97,410	70,483
Total interest-bearing deposits	6,247,281	6,010,761	5,967,720	6,049,935	5,914,023
Borrowings	767,646	803,148	804,140	706,924	789,535
Total interest-bearing liabilities	7,014,927	6,813,909	6,771,860	6,756,859	6,703,558
Noninterest-bearing demand deposits	834,217	873,276	851,677	849,682	896,462
Other liabilities	189,176	211,998	206,768	183,066	185,239
Total liabilities	8,038,320	7,899,183	7,830,305	7,789,607	7,785,259
Equity	669,185	669,819	675,041	672,835	683,058
Total liabilities and equity	$8,707,505	$8,569,002	$8,505,346	$8,462,442	$8,468,317

Net interest-earning assets	$1,220,233	$1,263,082	$1,251,377	$1,234,897	$1,298,818

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands)	2024		2023		2023		2023		2023
Interest Income:
Mortgage loans, net	$71,572		$72,505		$68,931		$63,688		$62,054
Commercial Business loans, net	21,387		23,111		22,535		21,689		20,835
Total loans, net	92,959		95,616		91,466		85,377		82,889
Taxable securities:
Mortgage-backed securities	3,696		3,217		3,031		2,976		2,281
Other securities	8,504		7,239		7,003		5,847		4,611
Total taxable securities	12,200		10,456		10,034		8,823		6,892
Tax-exempt securities:
Other securities	474		482		484		480		477
Total tax-exempt securities	474		482		484		480		477
Interest-earning deposits and federal funds sold	3,966		2,310		2,154		1,982		1,959
Total interest-earning assets	109,599		108,864		104,138		96,662		92,217
Interest Expense:
Deposits:
Savings accounts	$122		$124		$130		$140		$126
NOW accounts	18,491		17,411		16,843		16,152		13,785
Money market accounts	17,272		15,785		14,386		14,625		14,102
Certificate of deposit accounts	21,918		19,917		18,639		15,281		11,007
Total due to depositors	57,803		53,237		49,998		46,198		39,020
Mortgagors' escrow accounts	62		47		68		51		36
Total interest-bearing deposits	57,865		53,284		50,066		46,249		39,056
Borrowings	9,237		9,394		9,543		6,934		7,799
Total interest-bearing liabilities	67,102		62,678		59,609		53,183		46,855
Net interest income- tax equivalent	$42,497		$46,186		$44,529		$43,479		$45,362
Included in net interest income above:
Prepayment penalty income, net reversals and recovered interest from nonaccrual loans, and customer swap terminations fees	$928		$3,416		$857		$315		$680
Net gains/(losses) from fair value adjustments on qualifying hedges included in net interest income	(187)		(872)		1,348		(205)		100
Purchase accounting adjustments	271		461		347		340		306
Interest-earning Assets Yields:
Mortgage loans, net	5.35%		5.41%		5.19%		4.80%		4.65%
Commercial Business loans, net	5.90		6.11		6.01		5.70		5.42
Total loans, net	5.46		5.57		5.37		5.00		4.83
Taxable securities:
Mortgage-backed securities	3.19		3.02		2.78		2.65		1.99
Other securities	5.76		5.49		5.30		4.96		4.48
Total taxable securities	4.63		4.38		4.16		3.84		3.17
Tax-exempt securities: (1)
Other securities	2.88		2.91		2.91		2.88		2.86
Total tax-exempt securities	2.88		2.91		2.91		2.88		2.86
Interest-earning deposits and federal funds sold	5.09		4.89		4.80		4.52		4.02
Total interest-earning assets (1)	5.32%		5.39%		5.19%		4.84%		4.61%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.46%		0.45%		0.45%		0.45%		0.37%
NOW accounts	3.82		3.77		3.53		3.19		2.80
Money market accounts	4.00		3.88		3.63		3.33		2.74
Certificate of deposit accounts	3.64		3.40		3.25		2.99		2.62
Total due to depositors	3.75		3.59		3.39		3.10		2.67
Mortgagors' escrow accounts	0.34		0.22		0.39		0.21		0.20
Total interest-bearing deposits	3.70		3.55		3.36		3.06		2.64
Borrowings	4.81		4.68		4.75		3.92		3.95
Total interest-bearing liabilities	3.83%		3.68%		3.52%		3.15%		2.80%

Net interest rate spread (tax equivalent) (1)	1.49%		1.71%		1.67%		1.69%		1.81%
Net interest margin (tax equivalent) (1)	2.06%		2.29%		2.22%		2.18%		2.27%
Ratio of interest-earning assets to interest-bearing liabilities	1.17	X	1.19	X	1.18	X	1.18	X	1.19	X

(1)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						1Q24 vs.	1Q24 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	4Q23	1Q23
(Dollars in thousands)	2024	2023	2023	2023	2023	% Change	% Change
Noninterest bearing	$815,937	$847,416	$874,420	$827,820	$872,254	(3.7)%	(6.5)%
Interest bearing:
Certificate of deposit accounts	2,529,095	2,311,290	2,321,369	2,232,696	1,880,260	9.4	34.5
Savings accounts	105,147	108,605	112,730	118,886	128,245	(3.2)	(18.0)
Money market accounts	1,717,298	1,726,404	1,551,176	1,594,637	1,855,781	(0.5)	(7.5)
NOW accounts	2,003,649	1,771,164	1,749,802	1,891,834	1,918,977	13.1	4.4
Total interest-bearing deposits	6,355,189	5,917,463	5,735,077	5,838,053	5,783,263	7.4	9.9
Total due to depositors	7,171,126	6,764,879	6,609,497	6,665,873	6,655,517	6.0	7.7
Mortgagors' escrow deposits	82,081	50,382	72,012	57,817	78,573	62.9	4.5
Total deposits	$7,253,207	$6,815,261	$6,681,509	$6,723,690	$6,734,090	6.4%	7.7%

Loan Composition

						1Q24 vs.	1Q24 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	4Q23	1Q23
(Dollars in thousands)	2024	2023	2023	2023	2023	% Change	% Change
Multifamily residential	$2,622,737	$2,658,205	$2,614,219	$2,593,955	$2,601,174	(1.3)%	0.8%
Commercial real estate	1,925,312	1,958,252	1,953,243	1,917,749	1,904,293	(1.7)	1.1
One-to-four family ― mixed use property	516,198	530,243	537,744	542,368	549,207	(2.6)	(6.0)
One-to-four family ― residential	267,156	220,213	222,874	230,055	238,417	21.3	12.1
Construction	60,568	58,673	59,903	57,325	60,486	3.2	0.1
Mortgage loans	5,391,971	5,425,586	5,387,983	5,341,452	5,353,577	(0.6)	0.7

Small Business Administration	16,244	20,205	21,896	22,404	22,860	(19.6)	(28.9)
Commercial business and other	1,411,725	1,452,518	1,487,775	1,466,358	1,518,756	(2.8)	(7.0)
Commercial Business loans	1,427,969	1,472,723	1,509,671	1,488,762	1,541,616	(3.0)	(7.4)

Gross loans	6,819,940	6,898,309	6,897,654	6,830,214	6,895,193	(1.1)	(1.1)
Net unamortized (premiums) and unearned loan (cost) fees (1)	2,003	8,641	(1,580)	2,211	8,983	(76.8)	(77.7)
Allowance for credit losses	(40,752)	(40,161)	(39,228)	(38,593)	(38,729)	1.5	5.2
Net loans	$6,781,191	$6,866,789	$6,856,846	$6,793,832	$6,865,447	(1.2)%	(1.2)%

(1)

Includes $3.6 million, $3.9 million, $4.4 million, $4.8 million, and $5.1 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2024	2023	2023	2023	2023
Multifamily residential	$11,805	$82,995	$75,655	$31,901	$42,164
Commercial real estate	10,040	60,092	70,197	38,523	15,570
One-to-four family – mixed use property	750	3,319	6,028	5,812	4,938
One-to-four family – residential	52,539	1,454	1,070	63	4,296
Construction	1,895	8,007	6,971	8,811	10,592
Mortgage loans	77,029	155,867	159,921	85,110	77,560

Small Business Administration	—	1,162	—	820	318
Commercial business and other	52,955	87,255	81,549	72,850	95,668
Commercial Business loans	52,955	88,417	81,549	73,670	95,986

Total Closings	$129,984	$244,284	$241,470	$158,780	$173,546

Weighted Average Rate on Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Loan type	2024	2023	2023	2023	2023
Mortgage loans	6.46%	7.55%	7.22%	6.62%	6.30%
Commercial Business loans	8.29	7.93	8.00	7.76	7.58
Total loans	7.20%	7.69%	7.48%	7.14%	7.01%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2024	2023	2023	2023	2023
Allowance for credit losses - loans
Beginning balances	$40,161	$39,228	$38,593	$38,729	$40,442

Net loan charge-off (recoveries):
Multifamily residential	—	(1)	—	—	(1)
Commercial real estate	—	—	—	8	—
One-to-four family – mixed-use property	—	(1)	—	—	—
One-to-four family – residential	13	9	(6)	4	(36)
Small Business Administration	(5)	(29)	(48)	(158)	(6)
Commercial business and other	(4)	82	12	1,706	9,277
Total net loan charge-offs (recoveries)	4	60	(42)	1,560	9,234

Provision (benefit) for loan losses	595	993	593	1,424	7,521

Ending balance	$40,752	$40,161	$39,228	$38,593	$38,729

Gross charge-offs	$58	$107	$21	$1,731	$9,298
Gross recoveries	54	47	63	171	64

Allowance for credit losses - loans to gross loans	0.60%	0.58%	0.57%	0.57%	0.56%
Net loan charge-offs (recoveries) to average loans	—	—	—	0.09	0.54

Nonperforming Assets

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2024	2023	2023	2023	2023
Loans 90 Days or More Past Due and Still Accruing:
Multifamily residential	$—	$1,463	$—	$—	$—
Total Loans 90 Days or more past due and still accruing	—	1,463	—	—	—

Nonaccrual Loans:
Multifamily residential	4,669	3,206	3,206	3,206	3,628
One-to-four family - mixed-use property	911	981	1,075	790	790
One-to-four family - residential	3,768	5,181	4,161	5,218	4,961
Small Business Administration	2,552	2,552	1,255	1,119	937
Commercial business and other	12,929	11,789	7,708	8,304	10,860
Total Nonaccrual loans	24,829	23,709	17,405	18,637	21,176

Total Nonperforming Loans (NPLs)	24,829	25,172	17,405	18,637	21,176

Other Nonperforming Assets:
Real estate acquired through foreclosure	665	—	—	—	—
Total Other nonperforming assets	665	—	—	—	—

Total Nonaccrual HTM Securities	20,760	20,981	20,981	20,981	20,981

Total Nonperforming Assets	$46,254	$46,153	$38,386	$39,618	$42,157

Nonperforming Assets to Total Assets	0.53%	0.54%	0.45%	0.47%	0.50%
Allowance for Credit Losses to NPLs	164.1%	159.5%	225.4%	207.1%	182.9%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended
(Dollars in thousands,	March 31,	December 31,	September 30,	June 30,	March 31,
except per share data)	2024	2023	2023	2023	2023

GAAP income before income taxes	$4,997	$11,754	$10,752	$11,872	$5,455

Net (gain) loss from fair value adjustments (Noninterest income (loss))	834	(906)	1,246	(294)	(2,619)
Life insurance proceeds (Noninterest income (loss))	—	(697)	(23)	(561)	—
Net (gain) loss from fair value adjustments on qualifying hedges (Net interest income)	187	872	(1,348)	205	(100)
Net amortization of purchase accounting adjustments and intangibles (Various)	(169)	(355)	(237)	(227)	(188)
Miscellaneous expense (Professional services)	—	526	—	—	—

Core income before taxes	5,849	11,194	10,390	10,995	2,548

Provision for core income taxes	1,537	3,648	2,819	3,083	659

Core net income	$4,312	$7,546	$7,571	$7,912	$1,889

GAAP diluted earnings per common share	$0.12	$0.27	$0.26	$0.29	$0.13
Net (gain) loss from fair value adjustments, net of tax	0.02	(0.02)	0.03	(0.01)	(0.06)
Life insurance proceeds	—	(0.02)	—	(0.02)	—
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	—	0.02	(0.03)	—	—
Net amortization of purchase accounting adjustments, net of tax	—	(0.01)	(0.01)	(0.01)	(0.01)
Miscellaneous expense, net of tax	—	0.01	—	—	—

Core diluted earnings per common share(1)	$0.14	$0.25	$0.25	$0.26	$0.06

Core net income, as calculated above	$4,312	$7,546	$7,571	$7,912	$1,889
Average assets	8,707,505	8,569,002	8,505,346	8,462,442	8,468,317
Average equity	669,185	669,819	675,041	672,835	683,058
Core return on average assets(2)	0.20%	0.35%	0.36%	0.37%	0.09%
Core return on average equity(2)	2.58%	4.51%	4.49%	4.70%	1.11%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2024	2023	2023	2023	2023

GAAP Net interest income	$42,397	$46,085	$44,427	$43,378	$45,262
Net (gain) loss from fair value adjustments on qualifying hedges	187	872	(1,348)	205	(100)
Net amortization of purchase accounting adjustments	(271)	(461)	(347)	(340)	(306)
Core Net interest income	$42,313	$46,496	$42,732	$43,243	$44,856

GAAP Noninterest income	$3,084	$7,402	$3,309	$5,020	$6,857
Net (gain) loss from fair value adjustments	834	(906)	1,246	(294)	(2,619)
Life insurance proceeds	—	(697)	(23)	(561)	—
Core Noninterest income	$3,918	$5,799	$4,532	$4,165	$4,238

GAAP Noninterest expense	$39,892	$40,735	$36,388	$35,110	$39,156
Net amortization of purchase accounting adjustments	(102)	(106)	(110)	(113)	(118)
Miscellaneous expense	—	(526)	—	—	—
Core Noninterest expense	$39,790	$40,103	$36,278	$34,997	$39,038

Net interest income	$42,397	$46,085	$44,427	$43,378	$45,262
Noninterest income	3,084	7,402	3,309	5,020	6,857
Noninterest expense	(39,892)	(40,735)	(36,388)	(35,110)	(39,156)
Pre-provision pre-tax net revenue	$5,589	$12,752	$11,348	$13,288	$12,963

Core:
Net interest income	$42,313	$46,496	$42,732	$43,243	$44,856
Noninterest income	3,918	5,799	4,532	4,165	4,238
Noninterest expense	(39,790)	(40,103)	(36,278)	(34,997)	(39,038)
Pre-provision pre-tax net revenue	$6,441	$12,192	$10,986	$12,411	$10,056
Efficiency Ratio	86.1%	76.7%	76.8%	73.8%	79.5%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2024	2023	2023	2023	2023
GAAP net interest income	$42,397	$46,085	$44,427	$43,378	$45,262
Net (gain) loss from fair value adjustments on qualifying hedges	187	872	(1,348)	205	(100)
Net amortization of purchase accounting adjustments	(271)	(461)	(347)	(340)	(306)
Tax equivalent adjustment	100	101	102	101	100
Core net interest income FTE	$42,413	$46,597	$42,834	$43,344	$44,956
Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from nonaccrual loans	(928)	(3,416)	(857)	(315)	(680)
Net interest income FTE excluding episodic items	$41,485	$43,181	$41,977	$43,029	$44,276

Total average interest-earning assets (1)	$8,238,395	$8,080,550	$8,027,201	$7,996,067	$8,006,970
Core net interest margin FTE	2.06%	2.31%	2.13%	2.17%	2.25%
Net interest margin FTE excluding episodic items	2.01%	2.14%	2.09%	2.15%	2.21%

GAAP interest income on total loans, net	$92,959	$95,616	$91,466	$85,377	$82,889
Net (gain) loss from fair value adjustments on qualifying hedges - loans	123	978	(1,379)	157	(101)
Net amortization of purchase accounting adjustments	(295)	(484)	(358)	(345)	(316)
Core interest income on total loans, net	$92,787	$96,110	$89,729	$85,189	$82,472

Average total loans, net (1)	$6,807,944	$6,872,115	$6,817,642	$6,834,644	$6,876,495
Core yield on total loans	5.45%	5.59%	5.26%	4.99%	4.80%

(1)	Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2024	2023	2023	2023	2023
Total Equity	$669,827	$669,837	$666,521	$670,247	$672,345
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,428)	(1,537)	(1,651)	(1,769)	(1,891)
Tangible Stockholders' Common Equity	$650,763	$650,664	$647,234	$650,842	$652,818

Total Assets	$8,807,325	$8,537,236	$8,579,375	$8,474,852	$8,479,734
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,428)	(1,537)	(1,651)	(1,769)	(1,891)
Tangible Assets	$8,788,261	$8,518,063	$8,560,088	$8,455,447	$8,460,207

Tangible Stockholders' Common Equity to Tangible Assets	7.40%	7.64%	7.56%	7.70%	7.72%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018